Exhibit 10.4

TERMINATION AND INTENT FOR COOPERATION AGREEMENT

THIS TERMINATION AND INTENT FOR COOPERATION AGREEMENT is entered into as of April 16, 2007 (“Effective Date”) by and between ProUroCare Medical Inc., a Nevada corporation (“PUC”), Dr. Armen Sarvazyan (“Sarvazyan”) and Artann Laboratories, Inc., a New Jersey corporation (“Artann”) (with PUC, Sarvazyan and Artann each being referred to herein as a “Party” and collectively as the “Parties”).

WHEREAS, the Parties entered into a Development Agreement and a Research and Development Agreement dated July 13, 2004 (the “Prior Agreements”) and have been in discussions regarding their cooperation under the Prior Agreements;

WHEREAS, the Parties wish to terminate the Prior Agreements and set forth in this Agreement their intentions relating to their future cooperation.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and of other consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.             Termination of Prior Agreement and Release.  Subject to the terms and conditions set forth below, the Prior Agreements, together with all undischarged obligations and liabilities under such agreements, are hereby terminated effective as of the Effective Date.  PUC, Sarvazyan and Artann each, for itself/himself and its/his successors, affiliates and related persons and entities, expressly and irrevocably waives, and holds each other harmless from, any claims, causes of action, obligations, or rights, whether arising in contract, tort, statute, or otherwise, which it/he has, may have or claim to have, whether known or unknown, arising from the Prior Agreements or any other agreement, act, failure to act or transaction which occurred prior to the date of this Agreement.

2.             Consideration.  Immediately upon execution of this Agreement on April 16, 2007, as full and complete consideration for the provisions of Section 1 above, PUC shall: (i) pay Artann the amount of $60,000.00 by bank draft or wire transfer to an account at a bank specified by Artann, and (ii) deliver to Artann a warrant for the purchase of 200,000 shares of common stock of PUC at an exercise price of $0.41 per share substantially in the form attached as Exhibit A.

3.             Intent for Cooperation.  The parties are currently in discussions to finalize a new Development Agreement for the joint development of a next generation prostate mechanical imaging device with enhanced functionalities (the “New Agreement”).  The parties agree to use their best efforts to finalize the New Agreement within four weeks of the Effective Date, including a development plan with a timeline and milestones for their joint development activities.  On or before May 4, 2007, PUC will pay Artann an additional $35,000 as the first payment for work already completed under the proposed New Agreement.

4.             Further Acts.  Each of the Parties shall at the request of the other Party, execute and deliver any further documents and do all acts and things as that Party may reasonably require in order to carry out the true intent and meaning of this Agreement.

5.             Parties of Interest.  This Agreement is for the benefit of and shall be binding upon the Parties, their permitted assigns and successors.

6.             Notices.  Any notice required to be given under the terms hereof shall be in writing and deemed given by any Party upon: (i) personal delivery, (ii) confirmed delivery by a standard overnight courier or when delivered by hand, or (iii) when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such address for a Party as shall be specified by notice given hereunder):

In the case of the PUC:

ProUroCare Medical Inc.
5500 Wayzata Boulevard, Suite 310
Golden Valley, Minnesota 55416
Attn: Mr. Richard Carlson

In the case of the Artann or Sarvazyan:

Artann Laboratories Inc.
1753 Linvale-Harbourton Rd.
Lambertville New Jersey 08530-3302
Attn: Dr. Armen Sarvazyan

7.             Representations and Warranties of PUC.  PUC represents and warrants to Artann that:

(a)           it is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Nevada;

(b)           it has all requisite corporate power, authority and right to enter into this Agreement and to complete the transaction contemplated hereby and to perform its obligations hereunder;

(c)           this Agreement has been duly authorized, executed and delivered by PUC and constitutes a legal, valid and binding agreement of PUC, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)           no notice to, or authorization, consent or approval of, any person is necessary for the execution and delivery of this Agreement by PUC or the consummation by PUC of the transactions contemplated hereby; and

(e)           the consummation of the transactions contemplated by this Agreement will not result in the violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which PUC is a party or by which PUC is bound or any provision of foreign, federal, state or local statute, rule or regulation applicable to PUC.

8.             Representations and Warranties of Artann.  Artann represents and warrants to PUC that:

(a)           it is a corporation duly incorporated and validly existing under the laws of the State of New Jersey;

(b)           it has all requisite corporate power, authority and right to enter into this Agreement and to complete the transaction contemplated hereby and to perform its obligations hereunder;

(c)           this Agreement has been duly authorized, executed and delivered by Artann and constitutes a legal, valid and binding agreement of Artann, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)           no notice to, or authorization, consent or approval of, any person is necessary for the execution and delivery of this Agreement by Artann or the consummation by Artann of the transactions contemplated hereby; and

(e)           the consummation of the transactions contemplated by this Agreement will not result in the violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which Artann is a party or by which Artann is bound or any provision of foreign, federal, state or local statute, rule or regulation applicable to Artann.

9.             Representations and Warranties of Sarvazyan.  Sarvazyan represents and warrants to PUC that:

(a)           this Agreement has been duly executed and delivered by him and constitutes a legal, valid and binding agreement of Sarvazyan, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(b)           no notice to, or authorization, consent or approval of, any person is necessary for the execution and delivery of this Agreement by Sarvazyan or the consummation by Sarvazyan of the transactions contemplated hereby.

10.           Governing Law.  This Agreement shall be governed by the laws of the State of New Jersey.

11.           Entire Agreement.  This Agreement, including the Exhibit, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter of this Agreement.

12.           Third Party Rights.  This Agreement is intended solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person other that the Parties, except as expressly provided to the contrary elsewhere in this Agreement.

13.           Waiver.  Failure by any Party to insist in any one or more instances upon the strict performance of any one of the covenants contained herein shall not be construed as a waiver or relinquishment of such covenant.  No waiver by any Party of any such covenant shall be deemed to have been made unless expressed in writing and signed by the waiving Party.

14.           Severability.  The unlawfulness or invalidity or unenforceability of any provision in this Agreement or of any covenant herein contained on the part of any Party shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and the Parties hereby undertake to renegotiate in good faith, with a view to concluding arrangements as nearly as possible the same as those herein contained.

15.           Amendments.  No term or provision hereof may be amended except by an instrument in writing signed by all of the Parties to this Agreement.

16.           Assignment.  No Party shall be entitled to assign its rights under this Agreement to any person without the prior written consent of the other Parties, such consent not to be unreasonably withheld.

17.           Expenses.  Except as the Parties may agree in writing, the Parties shall each pay their own costs and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement, except that PUC shall bear the fees and expenses of Morrison & Foerster LLP associated with preparation of the New Agreement by reimbursing Artann for said fees and expenses based on submission of an invoice.

18.           Counterparts.  This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and shall have the same force and effect as an original but such counterparts together shall constitute but one and the same instrument.

PROUROCARE MEDICAL INC.		ARTANN LABORATORIES INC.

By:	/s/ Richard C. Carlson	By:	Armen Sarvazyan
Name:	Richard C. Carlson	Name:	Armen Sarvazyan
Its:	CEO	Its:	CSO

Armen Sarvazyan
Dr. Armen Sarvazyan, for himself

Attachment:
Attachment A – Form of Warrant

Attachment A

Form of Warrant

THE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (“BLUE SKY LAWS”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH BOTH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS, AND ASSURANCES THAT THE TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION WILL BE MADE ONLY IN COMPLIANCE WITH THE CONDITIONS OF ANY SUCH REGISTRATION OR EXEMPTION.

FORM OF WARRANT

FOR

SHARES OF COMMON STOCK

OF

PROUROCARE MEDICAL INC.

Warrant No.	Plymouth, Minnesota
, 200

FOR VALUE RECEIVED,                                 , or its successors or assigns (“Holder”), is entitled to subscribe for and purchase from ProUroCare Medical Inc., a Nevada corporation (the “Company”), up to               fully paid and non-assessable shares of the Company’s common stock, $.00001 par value per share (the “Common Stock”), at the price of $0.41 per share, subject to adjustments as noted in section 3 below (the “Warrant Exercise Price”).

This warrant may be exercised by Holder at any time or from time to time on or prior to the fifth anniversary of the date hereof.

This warrant is subject to the following provisions, terms and conditions:

1.             Exercise of Warrant.  The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company at least three days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by its surrender and payment to the Company of the Warrant Exercise Price.  Certificates for the shares of stock so purchased, bearing the restrictive legend set forth in Section 5 of this warrant, shall be delivered to the Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder within such time.  No fractional shares shall be issued upon the exercise of this warrant.

2.             Certain Covenants of the Company.  The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and non-assessable shares.  The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this warrant.

3.             Adjustment of Exercise Price and Number of Shares.  The number of shares the Holder may purchase and the Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this section 3.

(a)           Stock Dividend, Stock Split or Stock Combination.  If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such Common Stock.

(b)           Effect of Reorganization, Reclassification or Merger.  If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale.

(c)           Notice of Adjustment.  Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.             No rights as Shareholder.  This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

5.             Application of Restrictions of Transfer.

(a)           (a)           No transfer of this warrant may be completed unless and until (i) the Company has received an opinion of counsel for the Company that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a registration statement relating to this warrant has been filed by the Company and declared effective by the Commission.  Subject to the foregoing, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Holder in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/she/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof.  Each Holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant or perform the obligations required hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

(b)           In no event shall the Holder(s) sell any shares of Common Stock that are issued upon the exercise of the rights represented by this warrant within 180 days following the effective date of an initial public offering of the Common Stock of the Company.

(b)           (c)           Each certificate for shares issued upon the exercise of the rights represented by this warrant shall bear a legend as follows unless, in the opinion of counsel to the Company, such legend is not required in order to ensure compliance with the Securities Act:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED, AND THE SECURITIES ISSUABLE IN CONNECTION WITH THE CONVERSION OF SUCH SECURITIES WILL BE ISSUED, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND IN RELIANCE UPON THE HOLDER’S REPRESENTATION THAT SUCH SECURITIES WERE BEING ACQUIRED FOR INVESTMENT AND NOT FOR RESALE.  NO TRANSFER OF THE SECURITIES OR THE SECURITIES ISSUABLE IN CONNECTION WITH THE CONVERSION OF SUCH SECURTITIES MAY BE MADE ON THE BOOKS OF THE COMPANY UNLESS (i) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (ii) UNLESS THE HOLDER SHALL HAVE PROVIDED THE COMPANY WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED.”

6.             Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to its conflicts-of-law provisions.

7.             Amendments and Waivers.  The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of the Holder.

8.             Successors and Assigns.  All the terms and conditions of this Warrant shall be binding upon and inure to the benefit of the permitted successors and assigns of the Company and the Holder.

9.             Headings and References.  The headings of this Warrant are for convenience only and shall not affect the interpretation of this Warrant.  Unless the context indicates otherwise, all references herein to Sections are references to Sections of this Warrant.

10.           Notices.  All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing.  Notices sent to the Holder shall be mailed, hand delivered or faxed and confirmed to the Holder at his, her or its address set forth in the Company’s records.  Notices sent to the Company shall be mailed, hand delivered or faxed and confirmed to ProUroCare Medical Inc., One Carlson Parkway, Suite 124, Plymouth, Minnesota 55447, or to such other address as the Company or the Holder shall notify the other as provided in this Section.

IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by its duly authorized officer.

Dated:               200  .

PROUROCARE MEDICAL INC.:

By:
Name:	Richard C. Carlson
Title:	Chief Executive Officer

WARRANT EXERCISE (CASH/CHECK)

(To be signed only upon exercise of warrant for cash/check)

The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder,                          of the shares of Common Stock of ProUroCare Medical Inc. to which such warrant relates and herewith makes payment of $                     therefor in cash or by check and requests that the certificates for such shares be issued in the name of, and be delivered to                                                         , whose address is set forth below the signature of the undersigned.

Dated:
(Signature)

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name and Address:

(please typewrite or print in block letters)

WARRANT ASSIGNMENT

(To be signed only upon transfer of warrant)

FOR VALUE RECEIVED,                                                             hereby sells, assigns and transfers unto:

Name and Address:

(please typewrite or print in block letters)

the right to purchase                   shares of Common Stock as represented by this warrant to the extent of                         shares of Common Stock and as to which such right is exercisable and does hereby irrevocably constitute and appoint                                                       attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:
(Signature)